UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2004

                            THE MIDDLEBY CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 1-9973 36-3352497

       (State or Other Jurisdiction (Commission File Number) (IRS Employer
                      of Incorporation) Identification No.)

                  1400 Toastmaster Drive, Elgin, Illinois 60120

               (Address of Principal Executive Offices) (Zip Code)

                                 (847) 741-3300

              (Registrant's telephone number, including area code)
                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 13, 2004, The Middleby Corporation (the "Company") amended the employment agreement (the "Agreement"), dated January 1, 1995, as it has been previously amended, between the Company and William F. Whitman, Jr., Chairman of the Company's Board of Directors.

The amendment to the Agreement provides that in the event that for any reason whatsoever other than the termination of Mr. Whitman's employment for cause pursuant to the Agreement or voluntary resignation by Mr. Whitman prior to January 4, 2005, the Company does not offer, on or before February 1, 2005, to extend the term of the Agreement, or that an extension is offered and Mr. Whitman does not accept such offer on or before February 1, 2005, then, in addition to all other amounts payable to Mr. Whitman under the Agreement, the Company shall pay to Mr. Whitman, not later than February 15, 2005, the sum of $500,000.

A copy of the amendment to the Agreement is attached hereto as Exhibit 10. The description of the amendment to the Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the amendment attached hereto as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.   Description
-----------   ------------
Exhibit 10 Amendment No. 6 to Employment Agreement of William F. Whitman, Jr., by and among The Middleby Corporation, Middleby Marshall Inc. and William F. Whitman, Jr.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     THE MIDDLEBY CORPORATION
                                     ----------------------------
                                            (Registrant)
Date:  September 17, 2004

                                     By:  /s/ Timothy J. FitzGerald
                                            ----------------------------
                                            Timothy J. FitzGerald
                                            Vice President,
                                            Chief Financial Officer




                                       -2-




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                                  Exhibit Index

Exhibit No.    Description
----------     -------------
Exhibit 10     Amendment No. 6 to Employment Agreement of William F. Whitman,
               Jr., by and among The Middleby Corporation, Middleby Marshall
               Inc. and William F. Whitman, Jr.